SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K


                        Current Report


        Filed pursuant to Section 12, 13, or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 6, 1997



                        XLCONNECT SOLUTIONS, INC.
             (Exact name of issuer as specified in charter)


      PENNSYLVANIA                  0-28892                   23-2832796
(State or Other Jurisdiction      Commission              (I.R.S. Employer
     of Incorporation or          file number              Identification
        Organization)                                          Number)



            411 Eagleview Boulevard, Exton, Pennsylvania 19341
                 (Address of principal executive offices)


                               (610) 458-5500
            (Registrant's telephone number, including area code)

Item 5.     Other Events
            ------------

           On February 6, 1997, Intelligent Electronics, Inc. ("IE"), which holds 80% of the outstanding shares of the Common Stock of XLConnect Solutions, Inc. (the "Company"), announced that its Board of Directors has approved the distribution of 13,325,000 shares of Common Stock of the Company in a spin-off to IE's shareholders. The distribution is conditioned on the receipt of an IRS ruling as to its tax-free nature and customary regulatory and contractual approvals and consents. The press release is attached hereto as an exhibit.


Item 7.     Financial Statements and Exhibits
            ---------------------------------

            99. Intelligent Electronics, Inc.'s Press Release dated February 6, 1997




                                 SIGNATURE
                                 ---------
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    XLCONNECT SOLUTIONS, INC.



Date:  February 7, 1997             By:  /s/ Stephanie Cohen
                                         -----------------------------------
                                         Stephanie Cohen,
                                         Executive Vice President, Finance
                                         and Chief Financial Officer